UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-7794

Merrill Lynch Emerging Markets Debt Fund, Inc.

Address:  P.O. Box 9011
          Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Emerging Markets Debt Fund, Inc., 800 Scudders Mill
Road, Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011,
Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/02

Date of reporting period: 01/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y



(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
December 31, 2002


Merrill Lynch
Emerging Markets
Debt Fund, Inc.


www.mlim.ml.com



The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Emerging Markets Debt Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH EMERGING MARKETS DEBT FUND, INC.


The Benefits and
Risks of
Leveraging


The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.



Important Tax
Information
(unaudited)


Of the net investment income distributions paid monthly by Merrill Lynch Emerging Markets Debt Fund, Inc. during the taxable year ended December 31, 2002, 98.59% represents income received by the Fund from foreign sources. There were no foreign taxes associated with this income.

Please retain this information for your records.




Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2002


DEAR SHAREHOLDER


Fiscal Year in Review
For the fiscal year ended December 31, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +9.72%, +9.05%, +9.01% and +9.46%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
4 - 6 of this report to shareholders.) The Fund underperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+), which had a total return of +14.24% for the same 12-month period. The Fund's underperformance against its benchmark is largely the result of our overweight in Turkey and particularly Brazil, where bond prices failed to recover fully and by the low single-digit return of Latin American corporate bonds, which comprised approximately 16% of the portfolio. (Investment in corporate bonds is required to meet the portfolio's concentration requirements.)

Notwithstanding its 2002 underperformance, as of December 31, 2002 the Fund completed a four-year period of consecutive positive returns, a period during which the Fund had a cumulative total return of +66.48% for Class A Shares as compared to +65.14% for the EMBI+ benchmark.

Emerging markets dollar bond prices were subject to a high level of volatility during 2002. Prices rose sharply during the first quarter of 2002 on the strength of improving fundamentals and strong inflows into the asset class. Those gains were lost in the second and third quarters of 2002 when emerging markets traded in sympathy with declining U.S. equities. In fact, that correlation intensified beginning in June 2002, when the U.S. equity sell-off worsened on the back of high-profile bankruptcies and corporate malfeasance. The concurrent increase in global risk aversion highlighted and amplified potential vulnerabilities in most credit markets, particularly Brazil and Turkey, where government elections were scheduled to take place in late 2002. As U.S. equities recovered in the fourth quarter of 2002 after the October sell-off, emerging markets rebounded in close correlation. The market-friendly stance of the newly elected administrations in Turkey and Brazil created additional support for the rally.

The portfolio continues to be overweighted in Brazil in order to benefit from the improving post-election market sentiment and the expected decline in global risk aversion. We reduced the Fund's exposure to Mexican corporate and sovereign bonds, as political difficulties in enacting structural reforms and lack of clarity in terms of economic development strategy augured an increased vulnerability in the country's credit standing. The portfolio profited from our long-standing overweight in Russia, but we diversified the Fund into less expensive Russian corporate bonds. The Fund is overweighted in Colombia sovereign debt, as the administration tightened fiscal policy and the prospects for an international donor package materialized. We also reduced our exposure in the Philippines to underweight after that country's fiscal revenue shortfall continued to deepen, as well as in the Ukraine, after the International Money Fund's approval of its economic program appeared to be in jeopardy.


Market Outlook
Our investment outlook is predicated on a decline in global risk aversion, which would benefit higher yielding credits such as Turkey and Brazil, where the Fund is currently overweighted. We view international interest rates risks as tilted toward higher interest rates that may detract from emerging market bond returns. We also expect sovereign credit improvements to be more gradual and spread out over a larger number of countries, rather than the large single-country spread compression opportunities, such as the one experienced by Russia in the last few years. These investment premises suggest further portfolio diversification covering a larger number of sovereign and corporate credits and an active search for investment opportunities along several investment themes such as the next convergence wave in Eastern Europe sovereign credits.


In Conclusion
On January 13, 2003, the Fund's shareholders approved a plan of reorganization whereby Merrill Lynch World Income Fund, Inc. will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly issued shares of Merrill Lynch World Income Fund Inc.

We thank you for your investment in Merrill Lynch Emerging Markets
Debt Fund, Inc.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Aldo Roldan)
Aldo Roldan
Vice President and
Portfolio Manager


February 6, 2003


PROXY RESULTS

During the six-month period ended January 31, 2003, Merrill Lynch
Emerging Market Debt Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at the shareholders' meeting on January 13, 2003. A description of the proposal and number of shares voted are as follows:

                                                      Shares Voted    Shares Withheld    Shares Voted
                                                          For           From Voting        Abstain
1. To approve a plan of reorganization between
   the Fund and Merrill Lynch World Income Fund, Inc.   2,790,753         218,577          134,245




Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2002


PERFORMANCE DATA (unaudited)


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Effective December 1, 2002 Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Total Return
Based on a
$10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML Emerging Markets Debt Fund, Inc++ Class A and Class C Shares* compared to a similar investment in JP Morgan Emerging Markets Bond Index Plus++++. Values illustrated are as follow:


ML Emerging Markets Debt Fund, Inc++
Class A Shares*

Date                        Value

10/21/1994**              $ 9,600.00
December 1994             $ 9,173.00
December 1995             $11,674.00
December 1996             $15,601.00
December 1997             $15,872.00
December 1998             $10,130.00
December 1999             $12,472.00
December 2000             $13,374.00
December 2001             $15,369.00
December 2002             $16,863.00


ML Emerging Markets Debt Fund, Inc++
Class C Shares*

Date                        Value

10/21/1994**              $10,000.00
December 1994             $ 9,494.00
December 1995             $11,980.00
December 1996             $15,893.00
December 1997             $16,061.00
December 1998             $10,176.00
December 1999             $12,409.00
December 2000             $13,218.00
December 2001             $15,043.00
December 2002             $16,398.00


JP Morgan Emerging Markets Bond Index Plus++++

Date                        Value

10/31/1994**              $10,000.00
December 1994             $ 9,342.00
December 1995             $11,843.00
December 1996             $16,499.00
December 1997             $18,647.00
December 1998             $15,971.00
December 1999             $20,120.00
December 2000             $23,271.00
December 2001             $23,088.00
December 2002             $26,375.00



A line graph illustrating the growth of a $10,000 investment in ML Emerging Markets Debt Fund, Inc++ Class B and Class D Shares* compared to a similar investment in JP Morgan Emerging Markets Bond Index Plus++++. Values illustrated are as follow:


ML Emerging Markets Debt Fund, Inc++
Class B Shares*

Date                        Value

8/27/1993**               $10,000.00
December 1993             $11,130.00
December 1994             $ 9,452.00
December 1995             $11,919.00
December 1996             $15,822.00
December 1997             $15,999.00
December 1998             $10,143.00
December 1999             $12,395.00
December 2000             $13,188.00
December 2001             $15,017.00
December 2002             $16,376.00


ML Emerging Markets Debt Fund, Inc++
Class D Shares*

Date                        Value

8/27/1993**               $ 9,600.00
December 1993             $10,703.00
December 1994             $ 9,135.00
December 1995             $11,579.00
December 1996             $15,451.00
December 1997             $15,706.00
December 1998             $ 9,994.00
December 1999             $12,280.00
December 2000             $13,135.00
December 2001             $15,059.00
December 2002             $16,484.00


JP Morgan Emerging Markets Bond Index Plus++++

Date                        Value

12/31/1993**              $10,000.00
December 1994             $ 8,107.00
December 1995             $10,277.00
December 1996             $14,317.00
December 1997             $16,181.00
December 1998             $13,859.00
December 1999             $17,459.00
December 2000             $20,193.00
December 2001             $20,034.00
December 2002             $22,887.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Emerging Markets Debt Fund, Inc. invests at least 65% of its total assets in a non-diversified portfolio of debt obligations of issuers in emerging market countries.
++++This unmanaged Index tracks total returns for traded external debt instruments in the emerging markets. The starting date for the Index in each of the graphs is from 10/31/94 and 12/31/93, respectively.



Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/02                    +9.72%         +5.33%
Five Years Ended 12/31/02                  +1.22          +0.40
Inception (10/21/94) through 12/31/02      +7.12          +6.59

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/02                    +9.05%         +5.08%
Five Years Ended 12/31/02                  +0.47          +0.21
Inception (8/27/93) through 12/31/02       +5.42          +5.42

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/02                    +9.01%         +8.02%
Five Years Ended 12/31/02                  +0.42          +0.42
Inception (10/21/94) through 12/31/02      +6.22          +6.22

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 12/31/02                    +9.46%         +5.08%
Five Years Ended 12/31/02                  +0.97          +0.15
Inception (8/27/93) through 12/31/02       +5.96          +5.49

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2002


PERFORMANCE DATA (unaudited) (concluded)

Recent
Performance
Results


                                                                 6-Month        12-Month    Since Inception   Standardized
As of December 31, 2002                                        Total Return   Total Return    Total Return    30-day Yield
Merrill Lynch Emerging Markets Debt Fund, Inc. Class A Shares*    +11.22%        + 9.72%        +75.67%          9.74%
Merrill Lynch Emerging Markets Debt Fund, Inc. Class B Shares*    +10.80         + 9.05         +63.75           9.34
Merrill Lynch Emerging Markets Debt Fund, Inc. Class C Shares*    +10.78         + 9.01         +63.98           9.31
Merrill Lynch Emerging Markets Debt Fund, Inc. Class D Shares*    +10.93         + 9.46         +71.69           9.49
JP Morgan Emerging Markets Bond Index Plus**                      +13.31         +14.24    +163.73/+128.87         --


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's since inception periods are from 10/21/94 for Class A &Class
C Shares and from 8/27/93 for Class B &Class D Shares.
**This unmanaged Index tracks total returns for traded external debt instruments in the emerging markets. Since inception total returns are from 10/31/94 and from 12/31/93, respectively.




SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

                            Face                                                Interest   Maturity              Percent of
COUNTRY     Industry        Amount                       Bonds                    Rate       Date        Value   Net Assets
Brazil      Media--     US$  800,000   Globo Comunicacoes e
            Communications             Participacoes, Ltd. (f)                   10.50 %   12/20/2006  $    167,986    0.5%

            Sovereign        275,000   Federal Republic of Brazil                11.25      7/26/2007       210,375     0.7
            Government     1,350,000   Federal Republic of Brazil                14.50     10/15/2009     1,120,500     3.7
            Obligations    1,350,000   Federal Republic of Brazil                 2.625     4/15/2012       728,954     2.4
                             480,000   Federal Republic of Brazil                11.00      8/17/2040       298,800     1.0
                                                                                                       ------------  ------
                                                                                                          2,358,629     7.8

            Utilities--      500,000   CIA Saneamento Basico                     10.00      7/28/2005       365,000     1.2
            Electric       1,175,000   Eletrobras                                12.00      6/09/2005       998,750     3.3
                                                                                                       ------------  ------
                                                                                                          1,363,750     4.5

                                       Total Bonds in Brazil (Cost--$5,054,734)                           3,890,365    12.8


Colombia    Sovereign        750,000   Republic of Colombia                       8.625     4/01/2008       750,000     2.4
            Government       575,000   Republic of Colombia                      10.50      7/09/2010       603,750     2.0
            Obligations

                                       Total Bonds in Colombia (Cost--$1,291,110)                         1,353,750     4.4


Ecuador     Sovereign        950,000   Republic of Ecuador (c)                    6.00      8/15/2030       394,250     1.3
            Government
            Obligations

                                       Total Bonds in Ecuador (Cost--$453,749)                              394,250     1.3


Malaysia    Energy--Other    690,000   Petroliam Nasional Berhad                  7.75      8/15/2015       786,600     2.6

                                       Total Bonds in Malaysia (Cost--$769,479)                             786,600     2.6


Mexico      Banking--        900,000   Bancomext Trust Division                  11.25      5/30/2006     1,071,080     3.5
            International

            Consumer--     1,225,000   Gruma, SA de CV                            7.625    10/15/2007     1,200,500     4.0
            Products

            Energy           950,000   Petroleos Mexicanos                        9.50      9/15/2027     1,064,000     3.5

            Sovereign        375,000   United Mexican States                      8.125    12/30/2019       395,625     1.3
            Government
            Obligations

            Telecommuni-     750,000   TV Azteca SA de CV, 'B'                   10.50      2/15/2007       677,812     2.2
            cations

                                       Total Bonds in Mexico (Cost--$4,093,729)                           4,409,017    14.5


Panama      Sovereign        305,000   Republic of Panama                         8.875     9/30/2027       301,950     1.0
            Government
            Obligations

                                       Total Bonds in Panama (Cost--$286,319)                               301,950     1.0

Philippines Sovereign        550,000   Republic of the Philippines               10.625     3/16/2025       566,500     1.8
            Government
            Obligations

            Telecommuni-     200,000   Globe Telecom                              9.75      4/15/2012       208,000     0.7
            cations          325,000   Philippine Long Distance Telephone         9.25      6/30/2006       299,707     1.0
                                                                                                       ------------  ------
                                                                                                            507,707     1.7

                                       Total Bonds in the Philippines (Cost--$1,090,497)                  1,074,207     3.5


Russia      Gas              700,000   Gazprom                                   10.50     10/21/2009       724,500     2.4

            Oil--            750,000   AO Siberian Oil Company                   11.50      2/13/2007       783,750     2.6
            Integrated

            Sovereign      1,925,000   Russian Federation Bonds (Regulation S)   10.00      6/26/2007     2,184,875     7.2
            Government     1,350,000   Russian Federation Bonds (Regulation S)   11.00      7/24/2018     1,613,250     5.3
            Obligations    2,900,000   Russian Federation Bonds (Regulation S)    5.00      3/31/2030     2,301,875     7.5
                                                                                                       ------------  ------
                                                                                                          6,100,000    20.0

                                       Total Bonds in Russia (Cost--$6,270,936)                           7,608,250    25.0


Turkey      Sovereign        900,000   Republic of Turkey                        11.75      6/15/2010       954,000     3.1
            Government       800,000   Republic of Turkey                        11.50      1/23/2012       824,000     2.7
            Obligations      600,000   Republic of Turkey                        11.875     1/15/2030       630,000     2.1

                                       Total Bonds in Turkey (Cost--$2,378,878)                           2,408,000     7.9


Ukraine     Sovereign         45,360   Ukraine Government                        11.00      3/15/2007        46,948     0.1
            Government
            Obligations

                                       Total Bonds in the Ukraine (Cost--$41,545)                            46,948     0.1



Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

                            Face                                                Interest   Maturity              Percent of
COUNTRY     Industry        Amount                       Bonds                    Rate       Date        Value   Net Assets
Venezuela   Sovereign   US$  710,000   Republic of Venezuela 'W-A' (c)            9.25 %    9/15/2027  $    482,800    1.6%
            Government
            Obligations

                                       Total Bonds in Venezuela (Cost--$460,037)                            482,800     1.6

                                       Total Investments in Bonds (Cost--$22,191,013)                    22,756,137    74.7



                                                      Brady Bonds*

Brazil      Sovereign      3,447,949   Republic of Brazil 'C'                     8.00      4/15/2014     2,279,956     7.5
            Government
            Obligations

                                       Total Brady Bonds in Brazil (Cost--$2,016,140)                     2,279,956     7.5


Mexico      Sovereign        200,000   United Mexican States 'A'                  6.25     12/31/2019       194,500     0.6
            Government       550,000   United Mexican States 'B'                  6.25     12/31/2019       534,876     1.8
            Obligations

                                       Total Brady Bonds in Mexico (Cost--$674,480)                         729,376     2.4


Nigeria     Sovereign        500,000   Central Bank of Nigeria 'WW'               6.25     11/15/2020       339,750     1.1
            Government
            Obligations

                                       Total Brady Bonds in Nigeria (Cost--$316,579)                        339,750     1.1


Panama      Sovereign        591,111   Republic of Panama, Interest Rate
            Government                 Reduction Bonds (a)                        5.00      7/17/2014       527,405     1.7
            Obligations

                                       Total Brady Bonds in Panama (Cost--$468,660)                         527,405     1.7


Peru        Sovereign        539,000   Republic of Peru, Past Due Interest (a)    4.50      3/07/2017       419,027     1.4
            Government
            Obligations

                                       Total Brady Bonds in Peru (Cost--$325,351)                           419,027     1.4


Venezuela   Sovereign      1,071,407   Republic of Venezuela, DCB (a)             2.3125   12/18/2007       825,207     2.7
            Government
            Obligations

                                       Total Brady Bonds in Venezuela (Cost--$925,163)                      825,207     2.7

                                       Total Investments in Brady Bonds (Cost--$4,726,373)                5,120,721    16.8




                            Shares
                             Held                      Stocks
Mexico      Sovereign        750,000   United Mexican States 'E' (Value Recovery Rights)(e)                     225     0.0
            Government
            Obligations

                                       Total Stocks in Mexico (Cost--$0)                                        225     0.0


Nigeria     Sovereign            500   Nigeria Oil (Warrants) (b)                                                 0     0.0
            Government
            Obligations

                                       Total Stocks in Nigeria (Cost--$0)                                         0     0.0


Venezuela   Sovereign          3,000   Venezuela Oil Obligations                                                  0     0.0
            Government
            Obligations

                                       Total Stocks in Venezuela (Cost--$0)                                       0     0.0

                                       Total Investments in Stocks (Cost--$0)                                   225     0.0



                         Partnership
                           Interest                  Short-Term SecuritiesUnited
                          $2,137,227   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (d)        2,137,227     7.0

                                       Total Investments in Short-Term Securities (Cost--$2,137,227)      2,137,227     7.0


            Total Investments (Cost--$29,054,613)                                                        30,014,310    98.5
            Other Assets Less Liabilities                                                                   453,747     1.5
                                                                                                       ------------  ------
            Net Assets                                                                                 $ 30,468,057  100.0%
                                                                                                       ============  ======

*Brady Bonds are securities that have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(a)Floating rate note.
(b)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:


                                         Net         Net      Interest
Affiliate                              Activity      Cost      Income

Merrill Lynch Liquidity Series, LLC
Cash Sweep Series I                   $2,137,227  $2,137,227  $ 2,677


(e)The rights may be exercised until 6/30/2007.
(f)Non-income producing security.

See Notes to Financial Statements.



Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2002


STATEMENT OF ASSETS AND LIABILITIES

                  As of December 31, 2002
Assets:           Investments, at value (identified cost--$29,054,613)                                         $ 30,014,310
                  Cash                                                                                               97,185
                  Receivables:
                     Interest                                                                 $    686,725
                     Capital shares sold                                                            40,799          727,524
                                                                                              ------------
                  Prepaid registration fees and other assets                                                         19,388
                                                                                                               ------------
                  Total assets                                                                                   30,858,407
                                                                                                               ------------

Liabilities:      Payables:
                     Dividends to shareholders                                                     273,139
                     Capital shares redeemed                                                        56,969
                     Investment adviser                                                             15,466
                     Distributor                                                                     8,678          354,252
                                                                                              ------------
                  Accrued expenses and other liabilities                                                             36,098
                                                                                                               ------------
                  Total liabilities                                                                                 390,350
                                                                                                               ------------

Net Assets:       Net assets                                                                                   $ 30,468,057
                                                                                                               ============

Net Assets        Class A Common Stock, $.10 par value, 100,000,000 shares authorized                          $    236,973
Consist of:       Class B Common Stock, $.10 par value, 100,000,000 shares authorized                               175,644
                  Class C Common Stock, $.10 par value, 100,000,000 shares authorized                                24,054
                  Class D Common Stock, $.10 par value, 100,000,000 shares authorized                                45,784
                  Paid-in capital in excess of par                                                               90,450,795
                  Undistributed investment income--net                                        $    121,823
                  Accumulated realized capital losses on investments--net                     (61,546,713)
                  Unrealized appreciation on investments--net                                      959,697
                                                                                              ------------
                  Total accumulated losses--net                                                                (60,465,193)
                                                                                                               ------------
                  Net assets                                                                                   $ 30,468,057
                                                                                                               ============

Net Asset         Class A--Based on net assets of $14,984,870 and 2,369,733 shares outstanding                 $       6.32
Value:                                                                                                         ============
                  Class B--Based on net assets of $11,079,776 and 1,756,439 shares outstanding                 $       6.31
                                                                                                               ============
                  Class C--Based on net assets of $1,517,344 and 240,538 shares outstanding                    $       6.31
                                                                                                               ============
                  Class D--Based on net assets of $2,886,067 and 457,844 shares outstanding                    $       6.30
                                                                                                               ============

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Year Ended December 31, 2002
Investment        Interest                                                                                     $  3,478,044
Income:           Dividends                                                                                           2,442
                  Other                                                                                              39,266
                                                                                                               ------------
                  Total income                                                                                    3,519,752
                                                                                                               ------------

Expenses:         Investment advisory fees                                                    $    201,818
                  Account maintenance and distribution fees--Class B                                95,155
                  Professional fees                                                                 84,280
                  Accounting services                                                               71,737
                  Printing and shareholder reports                                                  38,472
                  Registration fees                                                                 32,263
                  Transfer agent fees--Class A                                                      28,093
                  Transfer agent fees--Class B                                                      26,545
                  Directors' fees and expenses                                                      19,876
                  Custodian fees                                                                    19,602
                  Account maintenance and distribution fees--Class C                                13,630
                  Account maintenance fees--Class D                                                  8,764
                  Transfer agent fees--Class D                                                       6,269
                  Transfer agent fees--Class C                                                       3,351
                  Pricing fees                                                                       3,269
                  Other                                                                             17,681
                                                                                              ------------
                  Total expenses                                                                                    670,805
                                                                                                               ------------
                  Investment income--net                                                                          2,848,947
                                                                                                               ------------

Realized &        Realized gain on investments--net                                                               2,497,072
Unrealized        Change in unrealized appreciation on investments--net                                         (2,512,692)
Gain (Loss) on                                                                                                 ------------
Investments--Net: Total realized and unrealized loss on investments--net                                           (15,620)
                                                                                                               ------------
                  Net Increase in Net Assets Resulting from Operations                                         $  2,833,327
                                                                                                               ============

See Notes to Financial Statements.



Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Year Ended
                                                                                                       December 31,
                  Increase (Decrease) in Net Assets:                                               2002             2001
Operations:       Investment income--net                                                      $  2,848,947     $  3,392,541
                  Realized gain (loss) on investments--net                                       2,497,072      (1,232,181)
                  Change in unrealized appreciation on investments--net                        (2,512,692)        2,986,510
                                                                                              ------------     ------------
                  Net increase in net assets resulting from operations                           2,833,327        5,146,870
                                                                                              ------------     ------------

Dividends to      Investment income--net:
Shareholders:        Class A                                                                   (1,643,151)      (1,633,825)
                     Class B                                                                   (1,221,519)      (1,310,266)
                     Class C                                                                     (162,207)        (103,943)
                     Class D                                                                     (355,987)        (436,330)
                                                                                              ------------     ------------
                  Net decrease in net assets resulting from dividends to shareholders          (3,382,864)      (3,484,364)
                                                                                              ------------     ------------

Capital Share     Net decrease in net assets derived from capital share transactions           (5,486,012)      (8,642,926)
Transactions:                                                                                 ------------     ------------

Net Assets:       Total decrease in net assets                                                 (6,035,549)      (6,980,420)
                  Beginning of year                                                             36,503,606       43,484,026
                                                                                              ------------     ------------
                  End of year*                                                                $ 30,468,057     $ 36,503,606
                                                                                              ============     ============

                  *Undistributed investment income--net                                       $    121,823     $    151,070
                                                                                              ============     ============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived                                    Class A
from information provided in the financial statements.
                                                                                 For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year           $   6.39     $   6.11     $   6.26     $   5.54     $   9.60
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income--net                          .55++          .56          .57          .51          .76
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                 .05          .30        (.13)          .72       (4.06)
                                                               --------     --------     --------     --------     --------
                  Total from investment operations                  .60          .86          .44         1.23       (3.30)
                                                               --------     --------     --------     --------     --------
                  Less dividends and distributions:
                     Investment income--net                       (.67)        (.58)        (.54)        (.51)        (.71)
                     In excess of investment income--net             --           --        (.05)           --           --
                     Return of capital--net                          --           --           --           --        (.05)
                                                               --------     --------     --------     --------     --------
                  Total dividends and distributions               (.67)        (.58)        (.59)        (.51)        (.76)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of year                 $   6.32     $   6.39     $   6.11     $   6.26     $   5.54
                                                               ========     ========     ========     ========     ========


Total Investment  Based on net asset value per share              9.72%       14.92%        7.23%       23.12%     (36.18%)
Return:*                                                       ========     ========     ========     ========     ========


Ratios to         Expenses, excluding interest expense
Average           and reorganization expenses                     1.63%        1.86%        2.02%        1.85%        1.70%
Net Assets:                                                    ========     ========     ========     ========     ========
                  Expenses, excluding interest expense            1.63%        1.93%        2.72%        1.85%        1.70%
                                                               ========     ========     ========     ========     ========
                  Expenses                                        1.63%        1.95%        2.72%        1.85%        2.66%
                                                               ========     ========     ========     ========     ========
                  Investment income--net                          8.83%        9.18%       10.63%        8.72%        9.59%
                                                               ========     ========     ========     ========     ========


Supplemental      Net assets, end of year (in thousands)       $ 14,985     $ 15,960     $ 20,907     $  1,734     $  1,988
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                             88.93%      136.99%      134.31%      164.23%      618.06%
                                                               ========     ========     ========     ========     ========


Leverage:         Amount of reverse repurchase agreements
                  outstanding, end of year (in thousands)            --           --           --           --           --
                                                               ========     ========     ========     ========     ========
                  Average amount of reverse repurchase
                  agreements outstanding during the year
                  (in thousands)                                     --     $    331           --           --     $ 14,306
                                                               ========     ========     ========     ========     ========
                  Average amount of reverse repurchase
                  agreements per share during the year               --     $    .05           --           --     $   1.56
                                                               ========     ========     ========     ========     ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2002


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios have been derived                                    Class B
from information provided in the financial statements.
                                                                                 For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year           $   6.37     $   6.10     $   6.25     $   5.53     $   9.57
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income--net                          .51++          .52          .48          .46          .70
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                 .05          .29        (.09)          .72       (4.04)
                                                               --------     --------     --------     --------     --------
                  Total from investment operations                  .56          .81          .39         1.18       (3.34)
                                                               --------     --------     --------     --------     --------
                  Less dividends and distributions:
                     Investment income--net                       (.62)        (.54)        (.49)        (.46)        (.65)
                     In excess of investment income--net             --           --        (.05)           --           --
                     Return of capital--net                          --           --           --           --        (.05)
                                                               --------     --------     --------     --------     --------
                  Total dividends and distributions               (.62)        (.54)        (.54)        (.46)        (.70)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of year                 $   6.31     $   6.37     $   6.10     $   6.25     $   5.53
                                                               ========     ========     ========     ========     ========


Total Investment  Based on net asset value per share              9.05%       13.87%        6.40%       22.20%     (36.60%)
Return:*                                                       ========     ========     ========     ========     ========

Ratios to         Expenses, excluding interest expense
Average           and reorganization expenses                     2.41%        2.64%        2.76%        2.63%        2.21%
Net Assets:                                                    ========     ========     ========     ========     ========
                  Expenses, excluding interest expense            2.41%        2.72%        3.43%        2.63%        2.21%
                                                               ========     ========     ========     ========     ========
                  Expenses                                        2.41%        2.73%        3.43%        2.63%        3.47%
                                                               ========     ========     ========     ========     ========
                  Investment income--net                          8.05%        8.41%        7.87%        7.86%        8.93%
                                                               ========     ========     ========     ========     ========


Supplemental      Net assets, end of year (in thousands)       $ 11,080     $ 14,270     $ 16,816     $ 24,193     $ 33,374
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                             88.93%      136.99%      134.31%      164.23%      618.06%
                                                               ========     ========     ========     ========     ========


Leverage:         Amount of reverse repurchase agreements
                  outstanding, end of year (in thousands)            --           --           --           --           --
                                                               ========     ========     ========     ========     ========
                  Average amount of reverse repurchase
                  agreements outstanding during the year
                  (in thousands)                                     --     $    331           --           --     $ 14,306
                                                               ========     ========     ========     ========     ========
                  Average amount of reverse repurchase
                  agreements per share during the year               --     $    .05           --           --     $   1.56
                                                               ========     ========     ========     ========     ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios have been derived                                    Class C
from information provided in the financial statements.
                                                                                 For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year           $   6.37     $   6.10     $   6.24     $   5.53     $   9.57
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income--net                          .49++          .51          .50          .46          .69
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                 .07          .29        (.10)          .71       (4.04)
                                                               --------     --------     --------     --------     --------
                  Total from investment operations                  .56          .80          .40         1.17       (3.35)
                                                               --------     --------     --------     --------     --------
                  Less dividends and distributions:
                     Investment income--net                       (.62)        (.53)        (.49)        (.46)        (.64)
                     In excess of investment income--net             --           --        (.05)           --           --
                     Return of capital--net                          --           --           --           --        (.05)
                                                               --------     --------     --------     --------     --------
                  Total dividends and distributions               (.62)        (.53)        (.54)        (.46)        (.69)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of year                 $   6.31     $   6.37     $   6.10     $   6.24     $   5.53
                                                               ========     ========     ========     ========     ========


Total Investment  Based on net asset value per share              9.01%       13.81%        6.52%       21.94%     (36.64%)
Return:*                                                       ========     ========     ========     ========     ========


Ratios to         Expenses, excluding interest expense
Average           and reorganization expenses                     2.45%        2.68%        2.82%        2.68%        2.25%
Net Assets:                                                    ========     ========     ========     ========     ========
                  Expenses, excluding interest expense            2.45%        2.77%        3.50%        2.68%        2.25%
                                                               ========     ========     ========     ========     ========
                  Expenses                                        2.45%        2.79%        3.50%        2.68%        3.52%
                                                               ========     ========     ========     ========     ========
                  Investment income--net                          7.95%        8.39%        7.93%        7.79%        8.85%
                                                               ========     ========     ========     ========     ========


Supplemental      Net assets, end of year (in thousands)       $  1,517     $  1,313     $  1,112     $  1,108     $  1,730
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                             88.93%      136.99%      134.31%      164.23%      618.06%
                                                               ========     ========     ========     ========     ========


Leverage:         Amount of reverse repurchase agreements
                  outstanding, end of year (in thousands)            --           --           --           --           --
                                                               ========     ========     ========     ========     ========
                  Average amount of reverse repurchase
                  agreements outstanding during the year
                  (in thousands)                                     --     $    331           --           --     $ 14,306
                                                               ========     ========     ========     ========     ========
                  Average amount of reverse repurchase
                  agreements per share during the year               --     $    .05           --           --     $   1.56
                                                               ========     ========     ========     ========     ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2002


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios have been derived                                    Class D
from information provided in the financial statements.
                                                                                 For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of year           $   6.37     $   6.09     $   6.24     $   5.52     $   9.57
Operating                                                      --------     --------     --------     --------     --------
Performance:      Investment income--net                          .55++          .55          .53          .49          .74
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                                 .03          .30        (.10)          .72       (4.05)
                                                               --------     --------     --------     --------     --------
                  Total from investment operations                  .58          .85          .43         1.21       (3.31)
                                                               --------     --------     --------     --------     --------
                  Less dividends and distributions:
                     Investment income--net                       (.65)        (.57)        (.52)        (.49)        (.69)
                     In excess of investment income--net             --           --        (.06)           --           --
                     Return of capital--net                          --           --           --           --        (.05)
                                                               --------     --------     --------     --------     --------
                  Total dividends and distributions               (.65)        (.57)        (.58)        (.49)        (.74)
                                                               --------     --------     --------     --------     --------
                  Net asset value, end of year                 $   6.30     $   6.37     $   6.09     $   6.24     $   5.52
                                                               ========     ========     ========     ========     ========


Total Investment  Based on net asset value per share              9.46%       14.65%        6.96%       22.87%     (36.37%)
Return:*                                                       ========     ========     ========     ========     ========


Ratios to         Expenses, excluding interest expense
Average           and reorganization expenses                     1.88%        2.11%        2.24%        2.09%        1.84%
Net Assets:                                                    ========     ========     ========     ========     ========
                  Expenses, excluding interest expense            1.88%        2.19%        2.91%        2.09%        1.84%
                                                               ========     ========     ========     ========     ========
                  Expenses                                        1.88%        2.21%        2.91%        2.09%        2.88%
                                                               ========     ========     ========     ========     ========
                  Investment income--net                          8.60%        8.97%        8.50%        8.43%        9.51%
                                                               ========     ========     ========     ========     ========


Supplemental      Net assets, end of year (in thousands)       $  2,886     $  4,961     $  4,649     $  5,060     $  6,316
Data:                                                          ========     ========     ========     ========     ========
                  Portfolio turnover                             88.93%      136.99%      134.31%      164.23%      618.06%
                                                               ========     ========     ========     ========     ========


Leverage:         Amount of reverse repurchase agreements
                  outstanding, end of year (in thousands)            --           --           --           --           --
                                                               ========     ========     ========     ========     ========
                  Average amount of reverse repurchase
                  agreements outstanding during the year
                  (in thousands)                                     --     $    331           --           --     $ 14,306
                                                               ========     ========     ========     ========     ========
                  Average amount of reverse repurchase
                  agreements per share during the year               --     $    .05           --           --     $   1.56
                                                               ========     ========     ========     ========     ========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Emerging Markets Debt, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $504,670 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund's net assets plus the principal amount of borrowings incurred by the Fund for leverage purposes. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee in an amount to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount that MLIM actually receives.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                 Account         Distribution
                             Maintenance Fee         Fee


Class B                          .25%               .50%
Class C                          .25%               .55%
Class D                          .25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                  FAMD          MLPF&S

Class A                           $ 184         $   52
Class D                           $  99         $1,092


For the year ended December 31, 2002, MLPF&S received contingent deferred sales charges of $10,480 and $4,396 relating to transactions in Class B and Class C Shares, respectively.

For the year ended December 31, 2002, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $123 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended December 31, 2002, the Fund reimbursed MLIM
$5,045 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $28,398,253 and $35,181,700, respectively.

Net realized gains for the year ended December 31, 2002 and net unrealized gains as of December 31, 2002 were as follows:


                                       Realized         Unrealized
                                        Gains             Gains

Long-term investments               $  2,497,072       $    959,697
                                    ------------       ------------
Total                               $  2,497,072       $    959,697
                                    ============       ============



As of December 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $786,450, of which $2,233,894 related to appreciated securities and $1,447,444 related to depreciated securities. At December 31, 2002, the aggregate cost of investments for Federal income tax purposes was $29,227,860.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $5,486,012 and $8,642,926 for the years ended December 31, 2002 and December 31, 2001, respectively.

Transactions in shares of capital were as follows:


Class A Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                            1,099,409      $   7,008,778
Shares issued to shareholders
in reinvestment of dividends             108,171            680,631
                                   -------------      -------------
Total issued                           1,207,580          7,689,409
Shares redeemed                      (1,336,214)        (8,410,177)
                                   -------------      -------------
Net decrease                           (128,634)      $   (720,768)
                                   =============      =============



Class A Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                              480,128      $   2,938,785
Shares issued to shareholders
in reinvestment of dividends             127,998            791,407
                                   -------------      -------------
Total issued                             608,126          3,730,192
Shares redeemed                      (1,530,056)        (9,427,772)
                                   -------------      -------------
Net decrease                           (921,930)      $ (5,697,580)
                                   =============      =============



Class B Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                              191,024      $   1,241,108
Shares issued to shareholders
in reinvestment of dividends              72,258            453,503
                                   -------------      -------------
Total issued                             263,282          1,694,611
Automatic conversion of shares          (65,492)          (411,635)
Shares redeemed                        (680,669)        (4,252,133)
                                   -------------      -------------
Net decrease                           (482,879)      $ (2,969,157)
                                   =============      =============



Class B Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                              225,155      $   1,372,678
Shares issued to shareholders
in reinvestment of dividends              84,976            523,601
                                   -------------      -------------
Total issued                             310,131          1,896,279
Automatic conversion of shares          (94,387)          (579,613)
Shares redeemed                        (734,057)        (4,508,082)
                                   -------------      -------------
Net decrease                           (518,313)      $ (3,191,416)
                                   =============      =============




Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                              256,782      $   1,607,170
Shares issued to shareholders
in reinvestment of dividends              12,614             78,065
                                   -------------      -------------
Total issued                             269,396          1,685,235
Shares redeemed                        (234,873)        (1,392,879)
                                   -------------      -------------
Net increase                              34,523      $     292,356
                                   =============      =============



Class C Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                               43,131      $     271,906
Shares issued to shareholders
in reinvestment of dividends               7,753             47,719
                                   -------------      -------------
Total issued                              50,884            319,625
Shares redeemed                         (27,270)          (168,243)
                                   -------------      -------------
Net increase                              23,614      $     151,382
                                   =============      =============



Class D Shares for the Year                               Dollar
Ended December 31, 2002                  Shares           Amount

Shares sold                              286,031      $   1,806,883
Automatic conversion of shares            65,560            411,635
Shares issued to shareholders
in reinvestment of dividends              28,918            181,180
                                   -------------      -------------
Total issued                             380,509          2,399,698
Shares redeemed                        (701,660)        (4,488,141)
                                   -------------      -------------
Net decrease                           (321,151)      $ (2,088,443)
                                   =============      =============



Class D Shares for the Year                               Dollar
Ended December 31, 2001                  Shares           Amount

Shares sold                                4,960      $      30,694
Automatic conversion of shares            94,436            579,613
Shares issued to shareholders
in reinvestment of dividends              25,420            156,440
                                   -------------      -------------
Total issued                             124,816            766,747
Shares redeemed                        (108,658)          (672,059)
                                   -------------      -------------
Net increase                              16,158      $      94,688
                                   =============      =============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended December 31, 2002.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:


                                     12/31/2002        12/31/2001
Distributions paid from:
   Ordinary income                 $   3,382,864      $   3,484,364
                                   -------------      -------------
Total taxable distributions        $   3,382,864      $   3,484,364
                                   =============      =============



As of December 31, 2002, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                    $     165,661
Undistributed long-term capital gains--net                       --
                                                      -------------
Total undistributed earnings--net                           165,661
Capital loss carryforward                             (61,417,304)*
Unrealized gains--net                                     786,450**
                                                      -------------
Total accumulated losses--net                         $(60,465,193)
                                                      =============


*On December 31, 2002, the Fund had a net capital loss carryforward of $61,417,304, of which $23,790,810 expires in 2005, $34,585,984 expires in 2006, $1,384,019 expires in 2007 and $1,656,491 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


7. Reorganization Plan:
On January 13, 2003, the Fund's shareholders approved a plan of reorganization whereby Merrill Lynch World Income Fund, Inc. will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly issued shares of Merrill Lynch World Income Fund, Inc.




INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Emerging Markets Debt Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Emerging Markets Debt Fund, Inc. as of December 31, 2002, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Emerging Markets Debt Fund, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 21, 2003




Merrill Lynch Emerging Markets Debt Fund, Inc., December 31, 2002


OFFICERS AND DIRECTORS

                                                                                              Number of      Other
                                                                                            Portfolios in  Director-
                       Position(s)   Length                                                  Fund Complex    ships
                           Held     of Time                                                  Overseen by    Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years      Director     Director
Interested Director

Terry K. Glenn*        President    1999 to   Chairman, Americas Region since 2001 and        117 Funds     None
P.O. Box 9011          and          present   Executive Vice President since 1983 of        162 Portfolios
Princeton,             Director     and       Fund Asset Management ("FAM") and Merrill
NJ 08543-9011                       1993 to   Lynch Investment Managers, L.P. ("MLIM");
Age: 62                             present   President of Merrill Lynch Mutual Funds
                                              since 1999; President of FAM Distributors,
                                              Inc. ("FAMD") since 1986 and Director
                                              thereof since 1991; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") since 1993; President
                                              of Princeton Administrators, L.P. since 1988;
                                              Director of Financial Data Services, Inc.
                                              since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of each Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.




                                                                                              Number of      Other
                                                                                            Portfolios in  Director-
                       Position(s)   Length                                                  Fund Complex    ships
                           Held     of Time                                                  Overseen by    Held by
Name, Address & Age     with Fund   Served*   Principal Occupation(s) During Past 5 Years      Director     Director
Independent Directors

Ronald W. Forbes       Director     2000 to   Professor Emeritus of Finance, School of         45 Funds     None
P.O. Box 9095                       present   Business, State University of New York at     54 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000.
Age: 62


Cynthia A. Montgomery  Director     2000 to   Professor, Harvard Business School since         45 Funds     Unum-
P.O. Box 9095                       present   1989.                                         54 Portfolios   Provident
Princeton,                                                                                                  Corporation;
NJ 08543-9095                                                                                               Newell
Age: 50                                                                                                     Rubber-
                                                                                                            maid, Inc.


Charles C. Reilly      Director     1993 to   Self-employed financial consultant since         45 Funds     None
P.O. Box 9095                       present   1990.                                         54 Portfolios
Princeton,
NJ 08543-9095
Age: 71


Kevin A. Ryan          Director     2000 to   Founder and Director Emeritus of The Boston      45 Funds     None
P.O. Box 9095                       present   University Center for the Advancement of      54 Portfolios
Princeton,                                    Ethics and Character; Professor of
NJ 08543-9095                                 Education at Boston University from 1982
Age: 70                                       to 1999 and Professor Emeritus since 1999.


Roscoe S. Suddarth     Director     2000 to   President and Chief Executive Officer of the     45 Funds     None
P.O. Box 9095                       present   Middle East Institute from 1995 to 2001;      54 Portfolios
Princeton,                                    Associate with Global Business Access Ltd.
NJ 08543-9095                                 from 1998 to 2002; Chairman of the Board
Age: 67                                       of Advisors of the Center for Contemporary
                                              Arab Studies at Georgetown University and
                                              Secretary of the American Academy of Diplomacy.


Richard R. West        Director     1993 to   Dean Emeritus of New York University,            45 Funds     Bowne &
P.O. Box 9095                       present   Leonard N. Stern School of Business           54 Portfolios   Co., Inc.;
Princeton,                                    Administration since 1994.                                    Vornado
NJ 08543-9095                                                                                               Realty
Age: 64                                                                                                     Trust;
                                                                                                            Vornado
                                                                                                            Operating
                                                                                                            Company;
                                                                                                            Alexander's,
                                                                                                            Inc.


Edward D. Zinbarg      Director     1994 to   Retired.                                         45 Funds     None
P.O. Box 9095                       present                                                 54 Portfolios
Princeton,
NJ 08543-9095
Age: 68


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year which they turn 72.




                       Position(s)   Length
                           Held     of Time
Name, Address & Age     with Fund   Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke        Vice         1993 to   First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011          President    present   since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton,             and          and       1999; Vice President of FAMD since 1999; Director of MLIM Taxation since
NJ 08543-9011          Treasurer    1999 to   1990.
Age: 42                             present


Romualdo Roldan        Vice         2000 to   Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM
P.O. Box 9011          President    present   from 1998 to 2000.
Princeton,
NJ 08543-9011
Age: 56


Bradley J. Lucido      Secretary    2002 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM
P.O. Box 9011                       present   from 1999 to 2002; Attorney associated with MLIM since 1995.
Princeton,
NJ 08543-9011
Age: 37


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Emerging Markets Debt Fund, Inc.

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Emerging Markets Debt Fund, Inc.

Date: February 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Emerging Markets Debt Fund, Inc.

Date: February 24, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke
       Chief Financial Officer of
       Merrill Lynch Emerging Markets Debt Fund, Inc.

Date: February 24, 2003